UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 7, 2004

RAINMAKER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28009	33-0442860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Green Hills Road, Scotts Valley, California	95066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(831) 430-3800

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant.

On October 7, 2004, Rainmaker Systems, Inc. (the “Company”) engaged BDO Seidman, LLP as its independent registered public accountants effective upon completion of the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004.

During the Company’s two most recent fiscal years ended December 31, 2003 and the subsequent interim period through September 30, 2004, the Company has not consulted with BDO Seidman, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement, as such term is defined in Item 304(a)(1)(iv), and the related instructions to Item 304, of Regulation S-K, or a reportable event, as such term is described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

October 11, 2004	/s/ Michael Silton
Date	(Signature)*

By:	Michael Silton
Title:	Chief Executive Officer